UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 19, 2018

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2018, the Registrant’s Board of Directors (the “Board”) resolved to amend the Registrant’s Restated By-laws (the “By-laws”) to implement proxy access.

Section 1.10 has been added to the By-laws to allow a stockholder or a group of no more than 20 stockholders that has maintained continuous ownership of 3% or more of the Registrant’s common stock for at least three years to include in the Registrant’s proxy materials for an annual meeting of stockholders a number of director nominees up to the greater of two or 20% of the Board, provided that the stockholder(s) and the stockholder nominee(s) satisfy the requirements specified in the By-laws.  Additionally, due to the addition of the proxy access bylaw, the Board approved certain changes to Section 1.08 that are not substantive in nature, as reflected in the full text of the By-laws.

The foregoing description of the changes effected by the amendment to the By-laws is qualified by reference to the full text of the By-laws, as so amended, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Registrant makes various grants of restricted stock units, performance-based restricted stock units and stock options to its executive officers and other management employees pursuant to its 2014 Tiffany & Co. Employee Incentive Plan (the “2014 Employee Incentive Plan”).  As part of its ongoing review of compensation practices and arrangements, on January 17, 2018, the Compensation Committee of the Board adopted revised restricted stock unit, performance-based restricted stock unit and stock option grant terms under the 2014 Employee Incentive Plan.  The forms of such amended terms and plans are attached as Exhibits 10.26q, 10.26r and 10.26s to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.2	Restated By-Laws of Registrant, as last amended January 18, 2018.

10.26q	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.

10.26r	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.

10.26s	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: January 19, 2018

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.2	Restated By-Laws of Registrant, as last amended January 18, 2018.

10.26q	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.

10.26r	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.

10.26s	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2014 Employee Incentive Plan, as revised January 17, 2018.